Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Taxes
10. Income Taxes
The Company did not record a federal or state or income tax provision or benefit for the nine months ended September 30, 2021 or 2020 due to the expected loss before income taxes to be incurred, as well as the Company’s continued maintenance of a full valuation allowance against its net deferred tax assets.
Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change
net operating loss (“NOL”) carryforwards and other
pre-change
tax attributes to offset its post-change income may be limited. We have not completed a study to assess whether an “ownership change” has occurred or whether there have been multiple ownership changes since we became a “loss corporation” as defined in Section 382. Future changes in our stock ownership, which may be outside of our control, may trigger an “ownership change.” In addition, future equity offerings or acquisitions that have equity as a component of the purchase price could result in an “ownership change.” If an “ownership change” has occurred or does occur in the future, utilization of the NOL carryforwards or other tax attributes may be limited, which could potentially result in increased future tax liability to us.

11. Income Taxes
No provision for federal or state income taxes was recorded during the years ended December 31, 2020 and 2019, as the Company incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. The reported amount of income tax benefit for the years ended December 31, 2020 and 2019 differs from the amount that would result from applying domestic federal statutory rates to pretax losses primarily because of changes in the valuation allowance, state taxes, and the generation of research and development credits.
A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate is as follows (in thousands):

	Year Ended December 31,
	2020		2019
Income at U.S. statutory rate	$912	21.00%	$(8,746)	21.00%
State taxes, net of federal benefit	(1,583)	-36.45%	(1,171)	2.81%
Change in fair value	(14,047)	-323.39%	—	0.00%
Interest expense	1,410	32.46%	5,009	-12.03%
Stock compensation	127	2.93%	1,139	-2.73%
Permanent differences	6	0.13%	3	-0.01%
Valuation allowance	13,175	303.32%	3,561	-8.55%
Other	—	0.00%	205	-0.49%

	$—	0.00%	$—	0.00%

The net deferred income tax asset balance related to the following (in thousands):

	Year Ended December 31,
	2020	2019
Deferred tax assets
Stock compensation	$64	$12
Accruals and other	4,151	1,060
Debt discount	483	—
Royalty liability	2,272	—
Net operating loss carryforwards	51,918	44,641
Tax credits	6,774	6,774

Total deferred tax assets	65,662	52,487
Less: valuation allowance	(65,662)	(52,487)

Deferred tax assets, net	$—	$—

At December 31, 2020, the Company had approximately $189.2 million and $169.1 million of federal and state net operating loss (“NOL”) carryforwards, respectively. Approximately $134.9 million of the federal NOL and $124.1 million of the state NOL was generated prior to the 2018 tax year. As a result, these net operating loss carryforwards will expire, if not utilized, between 2021 and 2037 for federal and state income tax purposes. As a result of the Tax Cuts and Jobs Act, federal NOLs generated in tax years ending after December 31, 2017 are limited to a deduction of 80% of the taxpayer’s taxable income. Furthermore, the post 2017 NOLs are subject to an indefinite carryforward period; therefore, $54.4 million of federal NOL generated after 2017 may be carried forward indefinitely. As it pertains to the approximately $45.0 million of state NOLs generated after 2017, not all states have conformed to the Act; therefore, the NOL expiration will vary based on the state. The Company also has federal tax credits of $6.7 million, which begin to expire in 2024 and state tax credits of $0.1 million which begin to expire in 2021.
Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2020 and 2019, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2020 and 2019.
The Company’s valuation allowance for the year ended December 31, 2020 and 2019 is as follows (in thousands):

	Year Ended December 31,
	2020	2019
Valuation allowance at beginning of year	$52,487	$48,926
Increases recorded to income tax provision	13,175	3,561

Valuation allowance at the end of year	$65,662	$52,487

Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change
NOL carryforwards and other
pre-change
tax attributes to offset its post-change income may be limited. We have not completed a study to assess whether an “ownership change” has occurred or whether there have been multiple ownership changes since we became a “loss corporation” as defined in Section 382. Future changes in our stock ownership, which may be outside of our control, may trigger an “ownership change.” In addition, future equity offerings or acquisitions that have equity as a component of the purchase price could result in an “ownership change.” If an “ownership change” has occurred or does occur in the future, utilization of the NOL carryforwards or other tax attributes may be limited, which could potentially result in increased future tax liability to us.
The calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which we operate or do business in. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. The earliest tax years that remain subject to examination by jurisdiction is 2017 for both federal and state. However, to the extent the Company utilizes net operating losses from years prior to 2017, the statute remains open to the extent of the net operating losses or other credits are utilized. The resolution of tax matters is not expected to have a material effect on the Company’s financial statements.